                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


KEMPER STRATEGIC
MUNICIPAL INCOME TRUST

                 "... During the last half of the fiscal year,
                        we concentrated purchases in the
                       intermediate maturity range. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO COMPOSITION
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
16
FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
20
NOTES TO FINANCIAL STATEMENTS
22
REPORT OF INDEPENDENT AUDITORS
23
TAX INFORMATION
24
SHAREHOLDERS' MEETING
25
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

AT A GLANCE


 KEMPER STRATEGIC MUNICIPAL INCOME
 TRUST TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999
[BAR GRAPH]

    BASED ON NET ASSET VALUE                 -1.35%
--------------------------------------------------------
    BASED ON MARKET PRICE                    -14.08%
--------------------------------------------------------

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF     AS OF
                                  11/30/99  11/30/98
--------------------------------------------------------
    NET ASSET VALUE                $11.31    $12.24
--------------------------------------------------------
    MARKET PRICE                   $10.31    $12.81
--------------------------------------------------------

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. (SEE PROSPECTUS FOR MORE DETAILS.)

INVESTMENTS BY THE FUND IN LOWER- AND NON-RATED SECURITIES PRESENT SPECIAL RISK CONSIDERATION.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1999.

                                    KEMPER STRATEGIC
                                       MUNICIPAL
                                      INCOME TRUST
--------------------------------------------------------
    ONE-YEAR INCOME                     $0.7500
--------------------------------------------------------
    NOVEMBER DIVIDEND                   $0.0625
--------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)             6.63%
--------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)                7.27%
--------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)        10.54%
--------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)        11.56%
--------------------------------------------------------

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT. DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

BOND RATINGS Grades assigned by credit-rating agencies to corporate and municipal debt securities, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit-rating firms are Moody's Investors Service, Inc. and Standard & Poor's.

DURATION A measure, in years, of the interest-rate sensitivity of a portfolio, incorporating time-to-maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE FUND AND MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT.

[WILSON PHOTO]

REBECCA L. WILSON IS PORTFOLIO MANAGER OF THE FUND AND A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. SHE JOINED THE ORGANIZATION IN 1986 AND HAS SERVED AS A TRADER FOR SEVERAL LONG-TERM MUNICIPAL BOND FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

AS THE FISCAL YEAR BEGAN, INVESTOR FOCUS SHIFTED FROM TURBULENCE OVERSEAS
TO STRONG ECONOMIC GROWTH IN THE UNITED STATES. FEARS OF POTENTIALLY HIGHER INFLATION PUSHED INTEREST RATES UP AND BOND PRICES DOWN THROUGHOUT THE FUND'S FISCAL YEAR. IN THE FOLLOWING Q&A, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND THEIR INVESTMENT STRATEGY.

Q      BEFORE WE GET INTO THE PERFORMANCE OF KEMPER STRATEGIC MUNICIPAL INCOME
TRUST, COULD YOU PROVIDE SOME BACKGROUND ON HOW GOVERNMENT BONDS PERFORMED OVER THE LAST 12 MONTHS?

A      The last 12 months were characterized by a nearly continuous rise in interest rates across all maturities.

       At the very start of the fiscal year last fall, yields in the government bond market were near historic lows. A series of problems in Russia, Latin America and Asia had created a global "flight to quality" as investors worldwide clamored for the relative safety of established markets. In addition, much of Europe was converting to the euro at year-end. So, for nervous global investors looking for a safe place to park their assets, U.S. Treasury bonds were about the only option. The resulting demand pushed the 30-year Treasury bond yield down to near 5 percent in November 1998.

       To help combat the uncertainty and ward off a worsening of the situation, the Federal Reserve cut interest rates three times in the last quarter of 1998. The Fed's plan, in part, was to inject liquidity into the global financial system by stimulating the U.S. economy -- and thereby other economies -- and make the yields on foreign bonds look more attractive in comparison with U.S. securities.

Q      DID THE FED'S PLAN WORK?

A      Yes, it did. In fact, it worked almost TOO well. Investors gained confidence that foreign economies could bring their problems under control, and assets shifted from the United States to other markets. At the same time, some investors feared that the Fed's stimulus, which was uncharacteristically applied during a time of strong U.S. economic growth, would ignite inflation. Both these factors acted to push interest rates up in the United States throughout the fiscal year. On November 25, 1998, 30-year Treasuries yielded 5.18 percent. A year later, they were 6.20 percent. That's a monumental move for such an established security. As economic growth in the United States continued to be strong and labor markets remained tight throughout 1999, the Federal Reserve was compelled to put the brakes on the U.S. economy. The Fed rescinded its prior three interest-rate cuts by raising rates in June, August and November.

Q     WHAT WAS THE EFFECT OF RISING RATES ON THE BOND MARKET?

A     Because bond prices fall when interest rates rise, these last 12 months have been a challenging period for bond investors. It's been tough to try to create positive returns for shareholders when fighting

PERFORMANCE UPDATE

the constant headwind of rising rates. This difficulty is reflected in the returns of bond indices. For example, the Lehman Brothers Aggregate Bond index*, which is a broad proxy for the taxable bond market as a whole, experienced a total return of -0.04 percent for the 12-month period ended November 30, 1999. Government bonds, which don't provide as much income as corporate bonds and therefore tend to be more sensitive to interest-rate changes, were hit hardest; the Lehman Brothers Long-Term Government Bond index* was down 7.52 percent for the same period.

* THE LEHMAN AGGREGATE BOND INDEX IS A TOTAL RETURN INDEX INCLUDING FIXED-RATE DEBT ISSUES RATED INVESTMENT-GRADE OR BETTER. IT CONTAINS GOVERNMENT, CORPORATE AND MORTGAGE SECURITIES AND IS GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR INVESTMENT-GRADE BONDS AS A WHOLE. THE LEHMAN BROTHERS LONG-TERM GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR TREASURIES AND GOVERNMENT AGENCY SECURITIES WITH MATURITIES GREATER THAN TEN YEARS. INVESTORS CANNOT INVEST IN THE INDICES.

Q      HOW DID MUNICIPAL BONDS FARE IN COMPARISON?

A      Despite an environment of rising interest rates, municipal bonds held up relatively well versus long-term government bonds. The Lehman Brothers Municipal Bond index* ended the period down 1.07 percent.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX INCLUDES APPROXIMATELY 15,000 BONDS. TO BE INCLUDED IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE RATE BONDS AND ZERO COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q       WHY DID MUNICIPAL BONDS HOLD UP BETTER THAN THE LONG-TERM GOVERNMENT
BOND MARKET?

A       The turbulence had less of an impact because several factors were operating in favor of municipal bonds. The primary one was a positive supply/demand situation. Municipal bond issuance in 1999 through November was down more than 20 percent from the same period last year. With demand remaining strong and fewer bonds from which to choose, prices remained relatively firm.

       Second, municipal bond yields were very attractive compared with government bond yields. Usually, a municipal bond will yield about 10 to 15 percent less than a similar-maturity government bond, because the tax advantage of a municipal is discounted in its price. But when government bond yields were so low, A-rated municipal bonds actually OUTYIELDED 30-year Treasuries, which is very unusual. As a result, a lot of "crossover buyers" -- investors who wouldn't normally buy municipal bonds -- entered the market and helped boost demand.

       According to THE BOND BUYER Revenue Bond index (see Terms To Know on page
2), A-rated municipal bonds at the end of November offered 97 percent of the yield of a 30-year Treasury bond -- a very attractive value when you consider the tax advantage that municipal bonds offer.

       Finally, a solid credit situation has helped support municipal bond prices. The economy is growing well, and that translates to solid tax revenues for municipalities. A good revenue stream means an increase in high-quality bonds (see Terms To Know on page 2), which tend to have lower yields because buyers don't need to be compensated to take extra risk.

Q      HOW DID THE KEMPER STRATEGIC MUNICIPAL INCOME TRUST PERFORM SPECIFICALLY?

A      Versus our peers, the fund performed well. Our total return was -1.35 percent based on net asset value, versus an average return of -2.51 percent for the Lipper Closed-End High Yield Municipal Debt Funds category.

Q      YOU'VE SAID IN THE PAST THAT YOU NORMALLY MANAGE THE FUND BY KEEPING
CLOSE TO A NEUTRAL DURATION AND THEN TRYING TO TAKE ADVANTAGE OF DISLOCATIONS IN THE MARKET TO INCREMENTALLY BOOST RETURNS. DID YOU DO ANYTHING IN ADDITION TO THAT DURING THE COURSE OF THE YEAR?

A      During the last half of the fiscal year, we concentrated purchases in the intermediate maturity range. This area of the yield curve appeared to offer the best trade-off of risk and return. Also, the difference in yield between lower-quality bonds and high-quality bonds increased to historically wide levels, which we believed provided adequate compensation for the additional risk of these instruments. Therefore, we began to selectively add new BBB- and non-rated securities to the portfolio to provide additional yield.

Q      WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET FROM HERE?

A      We think municipals should perform relatively well for several reasons.
First, the municipal market should continue to be more stable than the government and corporate bond markets. As the

PERFORMANCE UPDATE

fiscal year drew to a close, it appeared that investors were expecting the Federal Reserve to continue raising rates into the year 2000. If the Fed does tighten, Treasuries and corporate bonds would likely remain volatile as most investors try to interpret the ramifications of higher rates on both the domestic and global economies. While municipal securities are also influenced by these factors, supply and demand fundamentals in the municipal market may act to dampen volatility.

       Second, the municipal market continues to offer attractive value, with long-maturity yields still attractive relative to Treasuries. As we mentioned, A-rated municipal bonds now yield nearly the same as similar-maturity Treasuries, even without factoring in the tax advantage. Third, strong municipal finances should help alleviate credit concerns. And finally, issuance has so far remained more than 20 percent below last year's levels, and that lack of supply should help support prices.

       For these reasons, we think that municipal bonds will continue to offer fixed-income investors an attractive option.

PORTFOLIO COMPOSITION

PORTFOLIO STATISTICS

THE FUND'S SECTORS*

REPRESENTING THE FUND'S TOTAL ASSETS ON NOVEMBER 30, 1999

            HOLDINGS                               PERCENT
----------------------------------------------------------

1.          U.S. GOVERNMENT SECURED                  18%
----------------------------------------------------------

2.          GENERAL OBLIGATIONS                      14%
----------------------------------------------------------

3.          REVENUE BONDS                            65%
----------------------------------------------------------

4.          CASH AND EQUIVALENTS                      3%
----------------------------------------------------------

SECURITIES RATINGS

                                             [PIE CHART]         [PIE CHART]
                                             ON 11/30/99         ON 11/30/98
--------------------------------------------------------------------------------
    AAA                                           39%                 10%
--------------------------------------------------------------------------------
    AA                                            16                   2
--------------------------------------------------------------------------------
    A                                              1                   1
--------------------------------------------------------------------------------
    BBB                                           11                  19
--------------------------------------------------------------------------------
    BB                                             3                   3
--------------------------------------------------------------------------------
    B                                             --                   4
--------------------------------------------------------------------------------
    NOT RATED+                                    30                  61
--------------------------------------------------------------------------------
                                                 100%                100%



+ THESE SECURITIES ARE NOT RATED BY S&P OR MOODY'S; HOWEVER, THEY ARE RATED BY
   SCUDDER KEMPER INVESTMENTS, INC. AS FOLLOWS: A .3%, BBB 2.8%, BB 13.9% AND B 13.0% FOR NOVEMBER 30, 1999, AND AAA 15%, A 3%, BBB 8%, BB 31% AND B 4% FOR NOVEMBER 30, 1998.

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY*

                                       ON 11/30/99              ON 11/30/98
----------------------------------------------------------------------------------
    AVERAGE MATURITY                   20.3 years               16.3 years
----------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST
Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS--4.3%                                                    PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
                                       District of Columbia, General Obligation, Series
                                         B1, Daily Demand Note, 4.00%, 06/01/2003*            $ 1,000        $  1,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

ILLINOIS
                                       Chicago, IL, O'Hare International Airport,
                                         Revenue, American Airlines Project, Series 1983
                                         C, Daily Demand Note, 3.80%, 12/01/2017*               1,300           1,300
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

TEXAS
                                       Brazos River Authority, Texas Utilities Electric
                                         Company Project Pollution Control Revenue,
                                         Series 1996B, Daily Demand Note, 4.10%,
                                         06/01/2030*(c)                                         1,000           1,000
                                       Harris County, TX, Health Facilities, Revenue, St
                                         Lukes Episcopal Hospital, Series B, 3.70%,
                                         02/15/2027*                                            3,000           3,000
                                       North Central, TX, Health Facilities Development
                                         Corp., Presbyterian Medical Center, Daily Demand
                                         Note, Series C, 3.70%, 12/01/2015*(c)                  2,000           2,000
                                       --------------------------------------------------------------------------------
                                                                                                                6,000
                                       --------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM MUNICIPAL INVESTMENTS--4.3%
                                       (Cost $8,300)                                                            8,300
                                       --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--95.7%
-----------------------------------------------------------------------------------------------------------------------

ALABAMA
                                       Alabama State Public School and College Authority,
                                         Revenue, Series C, 5.625%, 07/01/2013                  5,000           5,085
-----------------------------------------------------------------------------------------------------------------------

ARIZONA
                                       Coconino County, AZ, Industrial Development
                                         Authority, Revenue, Guidance Center Income
                                         Project, Prerefunded 06/01/2001, 9.25%,
                                         06/01/2011(b)                                          1,645           1,778
                                       Flagstaff Industrial Development Authority,
                                         Revenue, 6.30%, 9/1/2038                               2,000           1,739
                                       Health Facilities Authority, The New Foundation
                                         Project, Revenue, 8.25%, 03/01/2019                    2,330           2,168
                                       Pima County Industrial Development Authority,
                                         Larson County Project, Revenue, 9.50%,
                                         08/01/2010                                             1,900           2,069
                                       --------------------------------------------------------------------------------
                                                                                                                7,754
-----------------------------------------------------------------------------------------------------------------------

CALIFORNIA
                                       Foothill/Eastern Transportation Corridor Agency,
                                         Toll Road, ETM, zero coupon, 01/01/2026**             11,500           2,420
                                       Sacramento County, Bradshaw Road Project, Revenue,
                                         7.20%, 09/02/2015                                      1,225           1,264
                                       Sacramento, CA, City Financing Authority, Revenue,
                                         Convention Center Hotel, Series A, 6.25%,
                                         01/01/2030                                             2,000           1,863
                                       San Diego, CA, Detention Facility, Certificates of
                                         Participation, Revenue, 8.00%, 06/01/2002                275             285
                                       San Joaquin Hills, Transportation Corridor Agency,
                                         Senior Lien Toll Road, ETM, Revenue, zero
                                         coupon, 01/01/2020**                                   4,300           1,305
                                       --------------------------------------------------------------------------------
                                                                                                                7,137

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

COLORADO
                                       Arapahoe County, CO, Capital Improvement Trust
                                         Fund, Capital Improvement Trust Fund, Revenue,
                                         Prerefunded 08/31/2005, zero coupon,
                                         08/31/2010(b)                                        $ 5,000        $  2,692
                                       City and County of Denver, Airport System,
                                         Revenue, Prerefunded 11/15/2001, 8.00%,
                                         11/15/2025(b)                                            240             256
                                       City and County of Denver, Airport System,
                                         Revenue, Prerefunded 11/15/2001, 8.00%,
                                         11/15/2025(b)                                            660             694
                                       Denver, CO, City and County Airport, Unrefunded
                                         Balance, Series A, Revenue, 7.50%, 11/15/2023            830             909
                                       Denver, CO, City and County Airport Revenue,
                                         Series A, Prerefunded 11/15/2004, 7.50%,
                                         11/15/2023(b)                                            170             194
                                       Denver, CO, City and County Airport, Unrefunded
                                         Balance, Series A, Revenue, 8.75%, 11/15/2023            735             796
                                       Denver, CO, City and County Airport Revenue,
                                         Series A, Prerefunded 11/15/2001, 8.75%,
                                         11/15/2023(b)                                            265             292
                                       --------------------------------------------------------------------------------
                                                                                                                5,833
-----------------------------------------------------------------------------------------------------------------------

CONNECTICUT
                                       Connecticut State Development Authority, Revenue,
                                         Pierce Memorial Baptist Home, Prerefunded
                                         10/01/2000, 9.25%, 10/01/2018(b)                       2,000           2,141
                                       Greenwich, CT, Housing Authority Revenue, Series
                                         A, 6.35%, 09/01/2027                                   2,000           1,883
                                       Mashantucket Western Pequot Tribe, Special
                                         Revenue, zero coupon, 09/01/2017                       2,000             617
                                       Mashantucket Western Pequot Tribe, Special
                                         Revenue, zero coupon, 09/01/2018                       1,000             286
                                       --------------------------------------------------------------------------------
                                                                                                                4,927
-----------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
                                       District of Columbia, General Obligation, Series
                                         1999A, 5.50%, 6/1/2010                                 2,000           2,044
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

FLORIDA
                                       Nassau County, Amelia Island Care Center Project,
                                         Revenue, 9.75%, 01/01/2023                             1,960           2,152
                                       Orlando, FL, Special Assessment Revenue, Conroy
                                         Road Interchange, Series A, 5.80%, 05/01/2026          1,000             892
                                       Volusia County, FL, Health Facilities Authority,
                                         Memorial Health Systems Project, Revenue,
                                         Prerefunded 06/01/2000, 8.25%, 06/01/2020(b)           2,390           2,485
                                       --------------------------------------------------------------------------------
                                                                                                                5,529
-----------------------------------------------------------------------------------------------------------------------

GEORGIA
                                       Forsyth County, Georgia School District, General
                                         Obligation, 5.75%, 02/01/2011                          4,500           4,705
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

HAWAII
                                       Honolulu, HI, General Obligation, 5.50%,
                                         11/01/2010(c)                                          5,000           5,134
                                       --------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------

ILLINOIS
                                       Chicago, IL, O'Hare International Airport,
                                         International Terminal, Special Revenue, 8.20%,
                                         12/01/2024                                           $ 1,200        $  1,354
                                       Chicago, IL, Tax Allocation, Central Station
                                         Project, Series A, Prerefunded 01/01/2005,
                                         8.90%, 01/01/2011(b)                                   1,835           2,028
                                       Harvard, IL, Multifamily Housing, Northfield Court
                                         Project, Revenue, 9.50%, 06/01/2006                    1,910           2,002
                                       Illinois Health Facility Authority, Bethany Home
                                         and Hospital Series B, Revenue, Prerefunded
                                         02/15/2000, 8.625%, 02/15/2009(b)                        540             556
                                       Illinois Health Facility Authority, Bethany Home
                                         and Hospital Series A, Revenue, Prerefunded
                                         02/15/2000, 8.625%, 02/15/2009(b)                      1,600           1,647
                                       Itasca, IL, Central Manufacturing District,
                                         Special Service Area, Revenue, Prerefunded
                                         12/01/2000, 8.375%, 12/01/2009(b)                      2,115           2,244
                                       Lombard, IL, Tax Increment, Revenue, Prerefunded
                                         06/01/2000, 8.80%, 12/01/2004(b)                       1,140           1,190
                                       St. Charles, IL, Multifamily Housing, Revenue,
                                         Housing-Wessel Court Project, 7.60%, 04/01/2024        1,900           1,923
                                       University Park, IL, Tax Allocation, Governors
                                         Gateway Industrial Park, 8.50%, 12/01/2011             1,775           1,947
                                       ---------------------------------------------------------------------------------
                                                                                                               14,891
------------------------------------------------------------------------------------------------------------------------

INDIANA
                                       Indiana Health Facilities Financing Authority,
                                         Franciscan Eldercare Community Services, 5.875%,
                                         05/15/2029                                             3,000           2,542
                                       Indiana Health Facilities Financing Authority
                                         Hospital, Revenue, Fayette Memorial Hospital
                                         Project, 7.20%, 10/1/2022                              2,800           2,903
                                       Indianapolis Airport Authority, United Airlines,
                                         Inc., Project, Revenue, 6.50%, 11/15/2031              1,900           1,856
                                       ---------------------------------------------------------------------------------
                                                                                                                7,301
------------------------------------------------------------------------------------------------------------------------

IOWA
                                       Finance Authority Healthcare Facilities, On With
                                         Life, Inc. Project, Revenue, 7.25%, 08/01/2015         2,000           2,044
                                       Lake City Iowa Health Care Facility Revenue,
                                         Refinancing-Opportunity Living Project, 6.450%,
                                         05/01/2011                                             2,100           1,989
                                       ---------------------------------------------------------------------------------
                                                                                                                4,033
------------------------------------------------------------------------------------------------------------------------

KANSAS
                                       Manhattan, KS, Health Care Facilities Revenue
                                         Bond, Meadowlark Hills Retirement, Series A,
                                         6.50%, 05/15/2028                                        500             461
                                       ---------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
MARYLAND
                                       Anne Arundel County Maryland Special Obligation,
                                         Arundel Mills Project, Series 1999, 7.10%,
                                         07/01/2029                                           $ 1,500        $  1,499
                                       Maryland Economic Development Corporation,
                                         Chesapeake Bay Conference, Series 1999B, 7.625%,
                                         12/01/2022*                                            4,000           4,000
                                       Maryland Economic Development, Student Housing,
                                         Revenue, Collegiate Housing, Series A, 5.75%,
                                         06/01/2019                                             1,000             940
                                       Maryland Economic Development Corporation,
                                         University of Maryland, Series 1999A, 5.75%,
                                         06/01/2031                                             1,000             912
                                       --------------------------------------------------------------------------------
                                                                                                                7,351
-----------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS
                                       Massachusetts State, General Obligation, Series
                                         1999C, 5.625%, 09/01/2011                              3,035           3,130
                                       Massachusetts State, General Obligation, Series
                                         1999C, 5.625%, 09/01/2012                              1,000           1,023
                                       Massachusetts State Development Financial Agency,
                                         Revenue, Health Care Facilities, Series A,
                                         7.10%, 07/01/2032                                      2,000           1,930
                                       Worcester, Briarwood Retirement Community, Salem
                                         Community Corporation, Revenue, 9.25%,
                                         12/01/2022                                             1,925           2,090
                                       --------------------------------------------------------------------------------
                                                                                                                8,173
-----------------------------------------------------------------------------------------------------------------------

MICHIGAN
                                       Gogebic County, Hospital Finance Authority, Grand
                                         View Hospital Project, Revenue, Prerefunded
                                         10/01/2001, 8.75%, 10/01/2016(b)                       2,250           2,458
                                       Hillsdale Hospital Finance Authority, Revenue,
                                         5.25%, 05/15/2026                                      1,450           1,156
                                       Madison Heights, Tax Increment Finance Authority,
                                         Revenue, 8.50%, 03/15/2001                               315             323
                                       Strategic Funding, Ltd., Holland Home Corporation,
                                         Revenue, 5.75%, 11/15/2028                             2,000           1,685
                                       Tawas City, Hospital Finance Authority, St. Joseph
                                         Health System, Revenue, 5.75%, 02/15/2023              1,300           1,251
                                       Tawas City, MI, Hospital Financial Authority,
                                         Revenue, Series A, ETM, 5.60%, 2/15/2013**               520             521
                                       Wayne Charter County, MI, Detroit-Metro Wayne
                                         County, Revenue, 5.00%, 12/01/2022(c)                    500             426
                                       --------------------------------------------------------------------------------
                                                                                                                7,820
-----------------------------------------------------------------------------------------------------------------------

MISSOURI
                                       St Louis, MO, Tax Increment Revenue, Tax
                                         Allocation, Series A, 10.00%, 08/01/2010               2,015           2,406
                                       West Plains, MO, Industrial Development Authority,
                                         Ozarks Medical Center Project, Revenue,
                                         Prerefunded 09/15/2000, 8.625%, 09/15/2020(b)          1,910           2,015
                                       --------------------------------------------------------------------------------
                                                                                                                4,421
-----------------------------------------------------------------------------------------------------------------------

NEBRASKA
                                       Nebraska Investment Finance Authority Single,
                                         Revenue, Series A, 6.70%, 09/01/2026                     500             512
                                       --------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
NEVADA
                                       Nevada Housing Division, Single Family Mortgage
                                         Program, Revenue, 6.50%, 04/01/2028                  $ 1,000        $  1,019
                                       Nevada Housing Division, Single Family Mortgage
                                         Program, Revenue, Series B2, 7.90%, 10/01/2021           815             833
                                       Nevada, General Obligation, 5.000%, 05/15/2022(c)        2,000           1,736
                                       --------------------------------------------------------------------------------
                                                                                                                3,588
-----------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE
                                       New Hampshire Higher Educational & Health
                                         Facilities, Revenue, Havenwood Heritage Heights,
                                         7.45%, 01/01/2025                                      2,000           2,064
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEW JERSEY
                                       Educational Facilities Authority, Caldwell
                                         College, Revenue, 7.25%, 07/01/2025                    1,100           1,135
                                       New Jersey Economic Development Authority Revenue,
                                         Harrogate Incorporation, Series A, 5.875%,
                                         12/01/2026                                               200             178
                                       --------------------------------------------------------------------------------
                                                                                                                1,313
-----------------------------------------------------------------------------------------------------------------------

NEW YORK
                                       New York State Medical Care Facilities Finance
                                         Agency, Revenue, Prerefunded 8/15/2001, 7.30%,
                                         02/15/2021(b)                                             40              43
                                       Monroe County, New York, Airport Authority,
                                         Greater Rochester Intl, Revenue, 5.625%,
                                         01/01/2010                                             3,740           3,835
                                       Nassau Health Care Corporation, New York, Revenue,
                                         6.00%, 08/01/2016                                      2,825           2,861
                                       New York & New Jersey, Port Authority Special
                                         Obligation, Revenue, Continental/Eastern
                                         Project, Laguardia, 9.125%, 12/01/2015                 2,500           2,635
                                       New York City, General Obligation, Series 1997C,
                                         7.00%, 02/01/2010                                        315             316
                                       New York State Medical Care Facilities Finance
                                         Agency, Revenue, Partially Prerefunded
                                         8/15/2001, 7.30%, 02/15/2021(b)                           20              21
                                       New York, NY, General Obligation, Series I, ETM,
                                         7.50%, 08/15/2010**                                      105             107
                                       Port Authority of New York & New Jersey, Special
                                         Obligation Revenue, JFK International Air
                                         Terminal, MBIA insured, 6.25%, 12/01/2011(c)           2,000           2,164
                                       Triborough Bridge and Tunnel Authority, New York,
                                         Revenue, Series 1992Y, 6.00%, 01/01/2012               9,000           9,561
                                       --------------------------------------------------------------------------------
                                                                                                               21,543
-----------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA
                                       North Carolina Municipal Power Agency, Electric
                                         Revenue, Series B, 6.375%, 01/01/2013                  1,300           1,317
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA
                                       North Dakota Housing Finance Agency, Single Family
                                         Mortgage, Revenue, 8.375%, 07/01/2021                    505             517
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

OHIO
                                       Marion County, OH, Health Care Facilities, United
                                         Church Homes, Inc., Revenue, Prerefunded
                                         12/01/1999, 8.875%, 12/01/2012(b)                      2,780           2,864
                                       --------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
OKLAHOMA
                                       Woodward Municipal Authority, Hospital Revenue,
                                         8.50%, 11/01/2014                                    $ 1,335        $  1,439
                                       Woodward Municipal Authority, Hospital Revenue,
                                         Prerefunded 11/01/2000, 9.250%, 11/01/2014(b)          1,750           1,863
                                       --------------------------------------------------------------------------------
                                                                                                                3,302
-----------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA
                                       Greene County, PA, Series B, General Obligation,
                                         Prerefunded 12/01/2000, 8.75%, 12/01/2010(b)           1,540           1,612
                                       Higher Educational Facilities Authority,
                                         Philadelphia College of Textiles and Science,
                                         Revenue, 6.70%, 04/01/2014                             2,000           2,109
                                       Montgomery County, PA, Higher Education & Health
                                         Authority Revenue Bond, Temple Continuing Care
                                         Center, 6.75%, 07/01/2029                              1,500           1,374
                                       Philadelphia, PA, Hospitals and Higher Education
                                         Facilities Authority, Chestnut Hill College,
                                         6.00%, 10/01/2029                                        710             646
                                       --------------------------------------------------------------------------------
                                                                                                                5,741
-----------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA
                                       Aiken County, Hospital Facilities, Mattie C. Hall
                                         Health Care Center Project, Revenue, 8.625%,
                                         10/01/2010                                             1,500           1,517
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

TEXAS
                                       Abilene Texas Health Facilities, Sears Methodist
                                         Retirement, Series 1998, 5.90%, 11/15/2025             2,500           2,146
                                       Austin, TX, Bergstrom Landhost Enterprises,
                                         Revenue, Series A, 6.75%, 04/01/2027                   2,000           1,873
                                       Dallas-Fort Worth, TX, International Airport
                                         Facility, American Airlines, Revenue, Series
                                         1999, 6.375%, 05/01/2035                               2,000           1,939
                                       Houston, Airport System Special Facilities,
                                         Continental Airlines, Inc., Improvement
                                         Projects, Revenue, 5.70%, 07/15/2029                   2,000           1,727
                                       Houston, Airport System Special Facilities,
                                         Continental Airlines, Inc., Improvement
                                         Projects, Revenue, 6.125%, 07/15/2027                  2,000           1,838
                                       Lower Colorado River Authority, Texas, Revenue,
                                         Series 1999E, 5.75%, 05/15/2011                        4,000           4,138
                                       Lower Colorado River Authority, Texas, Revenue,
                                         Series 1999B, 6.00%, 05/15/2013                        5,000           5,207
                                       Travis County, Texas, Health Facilities
                                         Development, Ascension Health Credit Series A,
                                         6.00%, 11/15/2012(c)                                   3,860           4,016
                                       --------------------------------------------------------------------------------
                                                                                                               22,884
-----------------------------------------------------------------------------------------------------------------------

UTAH
                                       Utah Housing Finance Agency, Single Family
                                         Mortgage Revenue, Series 1999A, 6.65%,
                                         07/01/2026                                               805             825
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

VIRGIN ISLANDS
                                       Virgin Islands, Public Finance Authority, Gross
                                         Receipts Taxes Series A, Revenue, 6.375%,
                                         10/01/2019                                             3,000           2,991
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

VIRGINIA
                                       Fairfax County, VA, Economic Development Authority
                                         Revenue Series 1999A, 7.25%, 10/01/2019                2,000           1,932
                                       --------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
WASHINGTON
                                       Washington State, General Obligation, Series 1999
                                         A, 5.50%, 07/01/2011                                 $ 5,000        $  5,080
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

WISCONSIN
                                       Wisconsin State Health and Educational Facilities
                                         Authority, Revenue, Prerefunded 07/01/2005,
                                         6.35%, 07/01/2017(b)                                     600             641
                                       Wisconsin Housing and Economic Development
                                         Authority, Home Ownership, Revenue, 6.20%,
                                         03/01/2027                                               500             498
                                       Wisconsin State Health And Education Facilities
                                         Authority Revenue, 5.125%, 02/15/2020                  1,000             879
                                       --------------------------------------------------------------------------------
                                                                                                                2,018
                                       --------------------------------------------------------------------------------
                                       TOTAL LONG-TERM MUNICIPAL INVESTMENTS--95.7%
                                       (Cost $180,539)                                                        182,607
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost $188,839)                                                       $190,907
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $188,839. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $2,068. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,629 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,561.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bond in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, FGIC, or MBIA/BIG.

 * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

       The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (cost $188,839)             $190,907
------------------------------------------------------------------------
Cash                                                                 504
------------------------------------------------------------------------
Receivable for investments sold                                      585
------------------------------------------------------------------------
Interest receivable                                                3,141
------------------------------------------------------------------------
         TOTAL ASSETS                                           $195,137
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------
Payable for investments purchased                                  3,438
------------------------------------------------------------------------
Dividends payable                                                     57
------------------------------------------------------------------------
Accrued management fee                                                94
------------------------------------------------------------------------
Other accrued expenses and payables                                   48
------------------------------------------------------------------------
         Total liabilities                                         3,637
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $191,500
------------------------------------------------------------------------

------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $    (10)
------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized; 2,800 shares
outstanding at $25 thousand liquidation value per share           70,000
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                              2,068
------------------------------------------------------------------------
Accumulated net realized gain (loss)                                 536
------------------------------------------------------------------------
Paid-in capital                                                  118,906
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $191,500
------------------------------------------------------------------------

------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARES
(121,500 / 10,742 outstanding shares of
beneficial interest, $.01 par value,
unlimited number of shares authorized)
(NET ASSETS LESS REMARKETED PREFERRED SHARES AT LIQUIDATION
VALUE DIVIDED BY COMMON SHARES OUTSTANDING)                       $11.31
------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                        $ 9,743
-----------------------------------------------------------------------
Expenses:
Management fee                                                      838
-----------------------------------------------------------------------
Services to shareholders                                             60
-----------------------------------------------------------------------
Custodian fee                                                        14
-----------------------------------------------------------------------
Auditing                                                             40
-----------------------------------------------------------------------
Legal                                                               315
-----------------------------------------------------------------------
Trustees' fees                                                       19
-----------------------------------------------------------------------
Reports to shareholders                                              68
-----------------------------------------------------------------------
Registration and remarketing fee                                     30
-----------------------------------------------------------------------
Other                                                                36
-----------------------------------------------------------------------
Total expenses, before expense reductions                         1,420
-----------------------------------------------------------------------
Expense reductions                                                  (13)
-----------------------------------------------------------------------
Total expenses, after expense reductions                          1,407
-----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      8,336
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTION
-----------------------------------------------------------------------
Net realized gain (loss) from investments                           800
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                 (9,721)
-----------------------------------------------------------------------
Net gain (loss) on investment transactions                       (8,921)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  (585)
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                ---------------------------
                                                                  1999               1998
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------
Operations:
Net investment income                                           $  8,336           $  8,265
-------------------------------------------------------------------------------------------
Net realized gain (loss)                                             800                338
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (9,721)              (985)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          (585)             7,618
-------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Common shares                                                   (8,046)            (8,199)
-------------------------------------------------------------------------------------------
  Remarketed preferred shares                                       (535)                --
-------------------------------------------------------------------------------------------
  Net realized gain from investment transactions (common
  shares)                                                           (107)                --
-------------------------------------------------------------------------------------------
Fund share transactions:
Net proceeds from issuance of remarketed preferred shares         69,300                 --
-------------------------------------------------------------------------------------------
Net proceeds from shares issued to common shareholders in
reinvestment of distributions                                        467                692
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      69,767                692
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 60,494                111
-------------------------------------------------------------------------------------------
Net assets at beginning of period                                131,006            130,895
-------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
  distributions in excess of net investment income of $(10)
  and undistributed net investment income (loss) $268,
  respectively)                                                 $191,500           $131,006
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
OTHER INFORMATION
-------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         10,704             10,649
-------------------------------------------------------------------------------------------
Shares issued to common shareholders in reinvestment of
  distributions                                                       38                 55
-------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                                38                 55
-------------------------------------------------------------------------------------------
Shares outstanding at end of period                               10,742             10,704
-------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                YEAR ENDED NOVEMBER 30,
                                                  ---------------------------------------------------
                                                   1999      1998      1997      1996      1995
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $12.24     12.29     12.14     12.19     11.54
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 .78(a)     .77      .80       .82       .83
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                            (.83)     (.05)      .17      (.05)      .64
-----------------------------------------------------------------------------------------------------
Total from investment operations                     (.05)      .72       .97       .77      1.47
-----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income to common shareholders         (.75)     (.77)     (.82)     (.82)     (.82)
-----------------------------------------------------------------------------------------------------
Net investment income to preferred shareholders
  (common share equivalent)                          (.05)       --        --        --        --
-----------------------------------------------------------------------------------------------------
Net realized gains on investment transactions
(common shares)                                      (.01)       --        --        --        --
-----------------------------------------------------------------------------------------------------
Total distributions                                  (.81)     (.77)     (.82)     (.82)     (.82)
-----------------------------------------------------------------------------------------------------
Dilution resulting from remarketed preferred
  shares (b)                                         (.07)       --        --        --        --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 11.31     12.24     12.29     12.14     12.19
-----------------------------------------------------------------------------------------------------
Market value, end of year                          $10.31     12.81     13.06     12.38     12.13
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE
-----------------------------------------------------------------------------------------------------
BASED ON NET ASSET VALUE (%)                        (1.35)     5.99      8.28      6.58     13.09
-----------------------------------------------------------------------------------------------------

BASED ON MARKET VALUE (%)                          (14.08)     4.36     12.87      9.19     11.70
=====================================================================================================
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands) net of
remarket preferred shares                         121,500   131,006   130,895   128,234   127,844
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
(excluding preferred shares)                         1.12       .77       .76       .74       .76
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(excluding preferred shares)                         1.11       .77       .76       .74       .76
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
(including preferred shares) (b)                     1.01        --        --        --        --
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(including preferred shares) (b)                     1.00        --        --        --        --
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(excluding preferred shares) (b)                     6.55      6.29      6.62      6.82      6.97
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(including preferred shares) (b)                     5.91        --        --        --        --
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            24        22        13        31         8
-----------------------------------------------------------------------------------------------------
Remarketed preferred shares information
at end of period:
Aggregate amount outstanding ($ thousands)         70,000        --        --        --        --
-----------------------------------------------------------------------------------------------------
Asset coverage per share                          $68,000        --        --        --        --
-----------------------------------------------------------------------------------------------------
Liquidation and market value per share            $25,000        --        --        --        --
-----------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the year.

(a) Based on monthly average shares outstanding during the period.

(b) Effective September 29, 1999, the Fund issued 2,800 remarketed preferred shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Municipal Income Trust (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             REMARKETED PREFERRED SHARES. Effective September 29, 1999, the Fund issued 2,800 shares of Series T Remarketed Preferred Shares at a purchase price of $25,000 per share plus dividends, if any, that had accumulated from the date the fund first issued the shares. The Remarketed Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day

NOTES TO FINANCIAL STATEMENTS

                             immediately prior to the start of that dividend period. Investors and potential investors in the Remarketed Preferred Shares may participate in auctions for the Municipal Preferred Shares through their broker-dealer.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 1999, investment
                             transactions (excluding short-term investments) are as follows (in thousands):

                             Purchases                                   $96,033

                             Proceeds from sales                          32,426

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $838,000 for the year ended
                             November 30, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no direct payments to its officers and incurred trustees' fees of $19,000 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the Fund's custodian fees were reduced by $13,000 under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Municipal Income Trust as of November 30, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Municipal Income Trust at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1995, in conformity with accounting principles generally accepted in the United States.

                                                            /s/ERNST & YOUNG LLP
Chicago, Illinois

January 21, 2000

TAX INFORMATION

The Fund paid distributions of $.01 per share from net long-term capital gains during its year ended November 30, 1999 of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $735,000, as capital gain dividends for the year ended November 30, 1999, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended November 30, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on July 14, 1999, for Kemper Strategic Municipal Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                    For       Withheld
      James E. Akins             9,160,387    168,244
      James R. Edgar             9,162,286    166,345
      Arthur R. Gottschalk       9,165,405    163,226
      Frederick T. Kelsey        9,189,993    138,638
      Thomas W. Littauer         9,192,927    135,704
      Fred B. Renwick            9,198,117    130,514
      John G. Weithers           9,199,535    129,096

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      9,229,779   30,487    68,364

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC MUNICIPAL INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 219066
                             Kansas City, Missouri 64121-6066
                             1-800-294-4366

                 DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    REBECCA L. WILSON
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           PHILIP G. CONDON                  Assistant Secretary
                                  Vice President
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
THOMAS W. LITTAUER                                                  BRENDA LYONS
Trustee and                       ANN M. MCCREARY                   Assistant Treasurer
Vice President                    Vice President

FRED B. RENWICK                   ROBERT C. PECK, JR.
Trustee                           Vice President

JOHN G. WEITHERS                  KATHRYN L. QUIRK
Trustee                           Vice President

---------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
---------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121
---------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
---------------------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
---------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


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